ARROW LOGO                                         INTERNAL CORRESPONDENCE
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Arrow Electronics, Inc.


TO:    (employee name)                      FROM:       Robert E. Klatell

                                            LOCATION:   Melville


DATE:  December 18, 1997                    PHONE:      (516) 391-1830
                                            FAX:        (516) 391-1683

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SUBJECT:    STOCK OPTION AGREEMENT
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     The Board of Directors has authorized the grant to you of a stock option to purchase xxx shares shares of Arrow common stock at a price of $27.50 per share under the Arrow Electronics, Inc. Stock Option Plan (the "Plan"), as evidenced by the accompanying Award Certificate.
Please be aware of the following:

1. Your stock option will become exercisable, or "vest", in installments and may not be exercised until vested;

2. Your stock option will vest in accordance with the Vesting Schedule shown on the Award Certificate, so long as you remain a full-time employee through the vesting dates (except for certain instances specified in the Plan which will cause immediate vesting);

3. Your stock option will expire in ten years after the grant date shown on the Award Certificate and any portion not exercised within ten years will be forfeited;

4. This Stock Option Agreement and the accompanying Award Certificate summarize your stock option and the Plan (copies of which are available upon request), but they do not expand your rights or create new rights under the Plan;

5. By accepting this stock option, you confirm your present intention to remain in the employ of Arrow or one of its subsidiaries for at least one year;

6. Neither the authorization by the Board of Directors of your stock option nor this Stock Option Agreement modifies in any way the terms of your employment with Arrow.

     In order to accept your stock option, you must sign one copy of this memorandum and return it to me at Arrow's corporate headquarters, 25 Hub Drive, Melville, New York, NY 11747, by December 31, 1997.
By signing this agreement you agree to accept the award, subject to the terms of this Stock Option Agreement, the Award Certificate, and the Plan (each of which are incorporated in, and made part of, this agreement). If the signed memorandum is not returned by the date indicated, your stock option will be forfeited.

ARROW ELECTRONICS, INC.                 ACCEPTED BY:


By: /s/Robert E. Klatell                /s/Employee
    --------------------                -------------------------
    Robert E. Klatell                             (name)
    Executive Vice President


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    *************************************************************************
    *                    S A M P L E   C E R T I F I C A T E                *
    *                                                                       *
    *                       ARROW ELECTRONICS, INC.                         *
    *                         STOCK OPTION PLAN                             *
    *                                                                       *
    *                   STOCK OPTION AWARD CERTIFICATE                      *
    *                                                                       *
    *       The Board of Directors of Arrow Electronics, Inc. has granted   *
    *                           a stock option to                           *
    *                                                                       *
    *                              Employee name                            *
    *                                                                       *
    * Grant Date: October 20, 1997 Exercise Price: $27.50  No. of Shares:xx *
    *                                                                       *
    *                            Vesting Schedule                           *
    *      -----------------------------------------------------------      *
    *                                                                       *
    *              Date                          Number of Shares           *
    *                                                                       *
    *              October 20, 1998                    xxx                  *
    *              October 20, 1999                    xxx                  *
    *              October 20, 2000                    xxx                  *
    *              October 20, 2001                    xxx                  *
    *                                                                       *
    *  The stock option is subject to the terms and conditions of the       *
    *  Stock Option Plan and the award agreement thereunder.                *
    *                                                                       *
    *  IN WITNESS WHEREOF, this certificate has been executed by the        *
    *  undersigned on behalf of the Board of Directors of Arrow             *
    *  Electronics, Inc., and the seal of the corporation has been          *
    *  affixed, this this 8th day of December, 1997.                        *
    *                                                                       *
    *                                                                       *
    *                                          SAMPLE                       *
    *                                        ------------------             *
    *                                            Signature                  *
    *************************************************************************